Subsequent events	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events
32.
Subsequent event

On January 15, 2026, Interbank issued senior notes called “Senior Notes due 2031” for a total of US$500,000,000, under Rule 144-A and/or Regulation S of the U.S. Securities Act of 1933 of the United States of America. This issuance matures in July 2031 and carries a nominal annual interest rate of 4.80 percent.

On April 1, 2026, IFS and InRetail Peru Corp. formed a joint venture to acquire 100 percent of a related entity; InFinance XP S.A. (formerly Financiera Oh! S.A.) for US$130,000,000, each holding a 50 percent stake. InFinance XP S.A., a consumer finance company in Peru with a large customer base, loans, and deposits, is expected to enhance the integration of digital payments and consumer financing by combining its capabilities with IFS’s financial services platform and InRetail’s extensive retail network.